UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 22, 2005

(Date of earliest event reported)

VERIZON COMMUNICATIONS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8606	23-2259884
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1095 Avenue of the Americas New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-2121

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Verizon Communications Inc. (Verizon) reported in its Form 10-Q filing for the quarterly period ended September 30, 2004 that, effective January 1, 2005, Verizon would begin evaluating its wireless licenses for potential impairment using a direct value methodology, rather than the residual method, which had been used prior to January 1, 2005. Verizon initiated this change in accordance with a Securities and Exchange Commission Staff Announcement, “Use of the Residual Method to Value Acquired Assets Other Than Goodwill.” The valuation and analyses prepared in connection with the adoption of a direct value method effective January 1, 2005 resulted in no adjustment to the carrying value of Verizon’s wireless licenses, and accordingly, had no effect on our results of operations and financial position.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Verizon Communications Inc.
(Registrant)

Date: February 22, 2005	/s/ David H. Benson
David H. Benson
Senior Vice President and Controller